3. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Basis Of Presentation And Summary Of Significant Accounting Policies Details Narrative
Restricted cash	¥ 127,762	¥ 42,517
Advertising expense	¥ 5,516	¥ 2,747	¥ 2,739
Stock options were excluded from the calculation of diluted net loss per share	4,369,527	4,655,384	4,318,084
Declared dividends	¥ 0	¥ 0	¥ 322,141